UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2009

INTERNATIONAL COAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32679 (Commission File Number)	20-2641185 (IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia (Address of Principal Executive Offices)	25560 (Zip Code)

Registrant’s telephone number, including area code:  (304) 760-2400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 20, 2009, the stockholders of International Coal Group, Inc. (the “Company”) approved amendments to the Company’s 2005 Equity and Performance Incentive Plan.  A description of the material terms and conditions of the Amended and Restated 2005 Equity and Performance Incentive Plan (the “Plan”) was previously reported under the heading “Summary of the Plan (As Amended)” in the Company’s Definitive Proxy Statement (the “Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on April 15, 2009.  Such description is incorporated herein by reference.  The description is qualified by reference to the Plan, which was attached as Annex A to the Proxy Statement and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.0	Amended and Restated 2005 Equity and Performance Incentive Plan incorporated herein by reference to Annex A of the Company’s Proxy Statement dated April 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bennett K. Hatfield
Name:	Bennett K. Hatfield
Title:	Chief Executive Officer and President

Date:  May 26, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.0	Amended and Restated 2005 Equity and Performance Incentive Plan incorporated herein by reference to Annex A of the Company’s Proxy Statement dated April 15, 2009.

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